STATEMENT OF ADDITIONAL INFORMATION

THE VICTORY VARIABLE INSURANCE FUNDS

Diversified Stock Fund

Supplement dated June 13, 2008 to the

Statement of Additional Information (“SAI”) dated April 15, 2008

1.

The following modifies information provided about the officers of the Trust beginning on page 24. Under the section entitled “Trustees and Officers — Officers,” replace the information provided for Mr. David C. Brown and Mr. Michael Policarpo, II with the following:

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years

Mr. Michael Policarpo, II, 33	President	May 2008

Managing Director of the Adviser (since July 2005), Vice President of Finance, Gartmore Global Investments, Inc. (August 2004-July 2005), Chief Financial Officer of Advisor Services, Gartmore Global Investments, Inc. (August 2003-August 2004), and Corporate Controller, Gartmore Global Investments, Inc. (June 2000-August 2003).

Mr. Peter W. Scharich, 43	Vice President	May 2008

Managing Director, Mutual Fund Administration, the Adviser (since January 2006), Managing Director, Strategy, the Adviser (March 2005-January 2006), Chief Financial Officer, the Adviser (September 2002-March 2005)

VVI-SAI-SUP1